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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): AUGUST 14, 2002

                         ------------------------------

                   RELIANT ENERGY TRANSITION BOND COMPANY LLC
             (Exact name of registrant as specified in its charter)

         DELAWARE                     333-91093                 76-0624152
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                      Identification No.)


       1111 LOUISIANA, SUITE 4667
           HOUSTON, TEXAS                                          77002
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (713) 207-8272

                         ------------------------------




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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

                  (c)      Exhibits.

                  The following exhibits are filed herewith:

                  99.1     Certificate of Chief Executive Officer

                  99.2     Certificate of Chief Financial Officer


ITEM 9.     REGULATION FD DISCLOSURE.

         In connection with the Quarterly Report on Form 10-Q for the quarterly period ending June 30, 2002, as filed with the Securities and Exchange Commission on August 14, 2002, Reliant Energy Transition Bond Company LLC filed as correspondence the certifications attached hereto as Exhibits 99.1 and 99.2.

         The information in Item 9 of this report is being furnished, not filed, pursuant to Regulation FD. Accordingly, the information in Item 9 of this report will not be incorporated by reference into any registration statement filed by Reliant Energy Transition Bond Company LLC under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RELIANT ENERGY TRANSITION BOND
                                       COMPANY LLC



    Date:  August 14, 2002             By: /s/ Marc Kilbride
                                          --------------------------------------
                                               Marc Kilbride
                                               Treasurer



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                                  EXHIBIT INDEX


        EXHIBIT
        NUMBER             EXHIBIT DESCRIPTION
        --------           -------------------

         99.1       Certificate of Chief Executive Officer
         99.2       Certificate of Chief Financial Officer